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                                                                     EXHIBIT 4.1

C00000                                                       COMMON SHARES
NUMBER-NUMERO                                           ACTIONS ORDINAIRES

                                                                  SHARES-ACTIONS

         [STANTEC LOGO]

         STANTEC                                          AMALGAMATED UNDER
                                       THE CANADA BUSINESS CORPORATIONS ACT

                                       FUSIONNEE EN VERTU DE LA LOI SUR LES
                                              SOCIETES PAR ACTIONS (CANADA)

      THIS CERTIFIES THAT - LES PRESENTES ATTESTENT QUE

                                                         CUSIP 85472N 10 9

      is the registered owner of - est le proprietaire inscrit de

         COMMON SHARES IN THE                     ACTIONS ORDINAIRES DU
         CAPITAL STOCK OF                            CAPITAL-ACTIONS DE

                                  STANTEC INC.

      transferable only on the books of the Corporation by the holder hereof in person or by attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the transfer agent and registrar of the Corporation.

            In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorised officers.

      transferables seulement dans les livres de la societe par le porteur en personne ou par son fonde de pouvoir, sur remise du present certificat dument endosse. Le present certificat n'est pas valide a moins d'etre contresigne et enregistre par l'agent des transferts et l'agent charge de la tenue des registres de la societe.

            En Foi De Luoi la societe a fait signer le present certificat par ses dirigeants dument autorises.

      Dated:
      Le _____________________________

   THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED AT THE PRINCIPAL OFFICES OF CIBC MELLON TRUST COMPANY IN TORONTO, MONTREAL, CALGARY AND VANCOUVER.

   LES ACTIONS REPRESENTEES PAR LE PRESENT CERTIFICAT PEUVENT ETRE TRANSFEREES AUX PRINCIPAUX BUREAUX DE LA COMPAGNIE TRUST CIBC MELLON A TORONTO, MONTREAL, CALGARY ET VANCOUVER.


                                                 ----------------------------
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                            PRESIDENT ET CHEF DE LA DIRECTION

   COUNTERSIGNED AND REGISTERED
   CONTRESIGNE ET ENREGISTRE
   CIBC MELLON TRUST COMPANY                TORONTO
   COMPAGNIE TRUST CIBC MELLON             MONTREAL
   TRANSFER AGENT AND REGISTRAR             CALGARY
   AGENT DES TRANSFERTS ET AGENT CHARGE   VANCOUVER
   DE LA TENUE DES REGISTRES

                                   [PICTURE]


                                                 ----------------------------
BY:                                VICE-PRESIDENT, FINANCE AND ADMINISTRATION
PAR :______________________                       AND CHIEF FINANCIAL OFFICER
     AUTHORIZED SIGNATURE -     VICE-PRESIDENT, FINANCE ET ADMINISTRATION, ET
     SIGNATURE AUTORISEE                         CHEF DES SERVICES FINANCIERS


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THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND SERIES.
THE CLASS OF SHARES REPRESENTED BY THIS CERTIFICATE HAS RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED THERETO. THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF (1) THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO THE CLASS OF SHARES REPRESENTED BY THIS CERTIFICATE AND TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND (2) THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.

LA SOCIETE EST AUTORISEE A EMETTRE PLUS D'UNE CATEGORIE ET SERIE D'ACTIONS. DES DROITS, PRIVILEGES, RESTRICTIONS ET CONDITIONS SONT RATTACHES A LA CATEGORIE D'ACTIONS REPRESENTEES PAR LE PRESENT CERTIFICAT ET LA SOCIETE REMETTRA AUX ACTIONNAIRES, SUR DEMANDE ET SANS FRAIS, UNE COPIE DU TEXTE INTEGRAL 1) DES DROITS, PRIVILEGES, RESTRICTIONS ET CONDITIONS RATTACHES A LA CATEGORIE D'ACTIONS REPRESENTEES PAR LE PRESENT CERTIFICAT ET A CHAQUE CATEGORIE
DONT L'EMISSION EST AUTORISEE ET, DANS LA MESURE FIXEE PAR LES ADMINISTRATEURS, A CHAQUE SERIE, ET 2) DU POUVOIR DES ADMINISTRATEURS DE FIXER LES DROITS, PRIVILEGES, RESTRICTIONS ET CONDITIONS DES SERIES SUIVANTES.

For value received, the undersigned hereby sells, assigns and transfers unto

Pour valeur recue le soussigne vend, cede et transfere par les presentes a

PLEASE INSERT SOCIAL INSURANCE [                ] INDIQUER LE NUMERO D'ASSURANCE
     NUMBER OF TRANSFEREE                            SOCIALE DU CESSIONNAIRE

________________________________________________________________________________
(Please print or type name and address including Postal Code of the Transferee)
         (Priere d'inscrire en lettres moulees ou de dactylographier le nom, l'adresse et le code postal du cessionnaire)

________________________________________________________________________________

                                                                          Shares
________________________________________________________________________ actions of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint du capital-actions representees par le present certificat et nomme irrevocablement par les presentes

________________________________________________________________________________
attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

son fonde de pouvoir pour transferer lesdites actions dans les livres de la societe avec tous les pouvoirs de substitution relativement a ce qui precede.

Dated
Le __________________________________

Signature ___________________________

Guaranteed by
Garanti par _________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER AND MUST BE GUARANTEED BY A BANK, TRUST COMPANY OR MEMBER OF A RECOGNIZED STOCK EXCHANGE WHOSE SIGNATURE IS ACCEPTABLE TO THE TRANSFER AGENT.

AVIS: LA SIGNATURE FIGURANT SUR LE PRESENT TRANSFERT DOIT CORRESPONDRE EN TOUS POINTS AU NOM INSCRIT AU RECTO DU PRESENT CERTIFICAT SANS RIEN Y CHANGER, AJOUTER OU RETRANCHER ET DOIT ETRE AVALISEE PAR UNE BANQUE, UNE SOCIETE DE FIDUCIE OU UN MEMBRE D'UNE BOURSE RECONNUE DONT LA SIGNATURE EST JUGEE ACCEPTABLE PAR L'AGENT DES TRANSFERTS.